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                     CLASS A, CLASS B AND CLASS C SHARES OF

                                 AIM LIBRA FUND

                       Supplement dated December 17, 2004
                    to the Prospectus dated March 1, 2004 as
            supplemented March 1, 2004, May 18, 2004, July 16, 2004,
                     September 8, 2004 and October 12, 2004

The changes noted below will become effective December 31, 2004.

The following replaces in its entirety the information appearing under the heading "INVESTMENT OBJECTIVES AND STRATEGIES" on page 1 of the Prospectus:

     "The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

         The fund seeks to meet its objective by investing in securities of companies the portfolio manager(s) believe are likely to benefit from new or innovative products, services or processes. Although the fund will invest without regard to market capitalization, the portfolio manager(s) expect to invest primarily in securities of small- and medium-sized growth companies. The fund may also invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

         The portfolio manager(s) purchase securities of companies that have experienced, or that they believe have the potential for, above-average growth in earnings or that have the potential for superior earnings growth. The portfolio manager(s) consider whether to sell a particular security when they believe the security no longer meets these criteria.

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

         The fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses, which may affect the taxes you have to pay."

The following replaces in its entirety the information appearing under the heading "PORTFOLIO MANAGER(S)" on page 5 of the Prospectus:

     "The advisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the management of the fund's portfolio is

     o Jay K. Rushin, Portfolio Manager, who has been responsible for the fund since 2004 and has been associated with the advisor and/or its affiliates since 1998.



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         He is assisted by the Aggressive Growth Team. More information on the fund's management team may be found on our website
     (http://www.aiminvestments.com/teams). The website is not part of this prospectus."